EXHIBIT 32.1

                         CERTIFICATION OF THE PRESIDENT
                         AND THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Antonio Milici, M.D., Ph.D., President and Chief Executive Officer of Genethera, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:

      (1) The Company's annual report on Form 10-KSB/A for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2005


By: /s/ Antonio Milici
----------------------
Antonio Milici, M.D., Ph.D., President